SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2007

CARDINAL COMMUNICATIONS, INC.
(Exact name of registrant as specified in Charter)

Nevada	1-15383	91-2117796
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

11101 West 120th Avenue, Suite 220
Broomfield, Colorado 80021
(Address of Principal Executive Offices)

303-285-5379
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Cardinal Communications, Inc. (the "Registrant" or the “Company”) from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 5.02 Departure of Directors.

On March 24, 2007, the Board of Directors was notified of the resignation as director of Jeffrey W. Fiebig. Mr. Fiebig held positions on the Company’s Disclosure Committee and Nominating Committee. Mr. Fiebig feels that actions taken by the Company may precipitate lawsuits and ultimately the insolvency of the Company. The Board of Directors believes Mr. Fiebig’s reasons for his resignation are without basis.

On April 6, 2007, Mr. Steve Basmajian resigned from the Board of Directors effective immediately.

On April 6, 2007, Mr. Kerry Briggs resigned from the Board of Directors effective immediately. Mr. Briggs held positions on the Company’s Audit Committee and Compensation Committee.

On April 6, 2007 Mr. Kenneth Miller resigned from the Board of Directors effective immediately.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to Article IX of the Bylaws of the Company, which provides that a majority of the members of the Corporation’s Board of Directors have the power to amend the Bylaws of the Corporation at any regular or special meeting, effective April 6, 2007, the Bylaws of the Company were amended by a unanimous approval of the Board of Directors to change the minimum number of directors for the Board of Directors of the Company to conform with Nevada State law. The amendment affected the following three sections of the Bylaws.

1. Article III, Section 3.2, of the Bylaws was amended by deleting the words: “be not less than two nor more than ten” and inserting in its place the following words: “conform with the minimum number and qualifications as prescribed by the State of Nevada NRS 78.115 Board of Directors: Number and qualification, nor exceed ten qualified individuals in number.”

2. Article V, Section 5.1, of the Bylaws was amended by deleting the words: “not less than two” and inserting in its place the following words: “not less than one.”

3. Article V, Section 5.2, of the Bylaws is hereby amended by deleting the words: “not less than two” and inserting in its place the following words: “not less than one.”

This amendment may be altered, amended, or repealed by a majority of the shareholders entitled to vote at the next shareholder meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit 17.1 Resignation Letter of Jeffrey W. Fiebig.

Exhibit 3(ii).1 Bylaws of Cardinal Communications, Inc. as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Communications, Inc.

By:	/s/ Edouard A. Garneau
President and Chief Executive Officer

Date: April 12, 2007